(RULE 14A-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
        PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant /  /

CHECK THE APPROPRIATE BOX:
/  / Preliminary Proxy Statement
/X / Definitive Proxy Statement
/  / Definitive Additional Materials
/  / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
/  / Confidential, for use of the Commission only (Rule 14a-6(e)(2))

                   The Growth Fund of Washington, Inc.
               (Name of Registrant as Specified In Its Charter)
                           Howard L. Kitzmiller
                  (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
/X/ No fee required.
/  / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

 1)  Title of each class of securities to which transaction applies:
 2)  Aggregate number of securities to which transaction applies:
 3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filling fee is calculated and state how it was determined):
 4)  Proposed maximum aggregate value of transaction:
 5)  Total fee paid:

/  / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number of the Form or Schedule and the date of its filing.

 1)  Amount Previously paid:
 2)  Form, Schedule or Registration Statement No.:
 3)  Filing Party:
 4)  Date Filed:

                         THE GROWTH FUND OF WASHINGTON

                               -----------------


                        SPECIAL MEETING OF SHAREHOLDERS


                            ------------------------

                                IMPORTANT NOTICE


Dear Fellow Shareholder:



    A special meeting of The Growth Fund of Washington will be held on Wednesday, December 5, 2001. Before that meeting we would like you to vote on the important matters that will significantly affect the Fund. Formal notice of the meeting appears after this letter, followed by more information about the meeting.



    At the special meeting shareholders will be asked to consider and vote upon
(i) a change in the Fund's investment objective, (ii) a new investment advisory agreement with J.P. Morgan Investment Management Inc. (iii) a change in the Fund name to JPMorgan Value Opportunities Fund, Inc., (iv) an amendment of the Fund's Articles of Incorporation to adopt a multiple class structure for the Fund,
(v) the modification of the Fund's fundamental investment restrictions,
(vi) the election of nine directors and (vii) the amendment of the Fund's Articles of Incorporation to modify the Fund's Articles amendment procedures.


    THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE PROPOSALS AND RECOMMENDS THAT YOU VOTE FOR ALL THE PROPOSALS DESCRIBED IN THIS DOCUMENT.


    We encourage you to read the attached proxy statement in full. We realize this proxy statement will take time to read, but your vote is very important. Please familiarize yourself with the proposals and sign, date and return the proxy card in the enclosed postage-paid envelope today. Your vote is important; in addition you will save the Fund expense by promptly returning the proxy card. Voting will avoid the need for possible future contact by officers of the Fund or by our proxy solicitor, D.F. King & Co., Inc. Should you need additional information, you may call the number provided on your proxy card.


                               Sincerely,

                             /s/ James H. Lemon

                               James H. Lemon, Jr.
                               Chairman

                      IMPORTANT VOTING INFORMATION INSIDE

                         THE GROWTH FUND OF WASHINGTON
                             ---------------------


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                DECEMBER 5, 2001


                            ------------------------

TO THE SHAREHOLDERS OF
THE GROWTH FUND OF WASHINGTON, INC.:


    A special meeting of Shareholders of The Growth Fund of Washington (the "Fund"), a Maryland corporation, will be held at the Annapolis Marriott Waterfront, 80 Compromise Street, Annapolis, Maryland on Wednesday, December 5, 2001 at 3:00 p.m., local time, to consider and vote on the following matters described under the corresponding numbers in the accompanying Proxy Statement:


    (1) Modification of the Fund's investment objective;

    (2) If proposal 1 is approved, approval of a new investment advisory agreement;

    (3) If proposals 1 and 2 are approved, approval of an amendment to the Fund's Articles of Incorporation to rename the Fund as the JPMorgan Value Opportunities Fund, Inc.;

    (4) Approval of an amendment to the Fund's Articles of Incorporation to permit implementation of a multiple share class structure;


    (5) Approval of the modification of all of the Fund's fundamental investment restrictions (sub-proposals 5A-5H);


    (6) Election of a Board of 9 Directors;


    (7) Approval of an amendment to the Fund's Articles of Incorporation to modify the Fund's Articles amendment procedure; and


    (8) Such other matters as may properly come before the meeting.

    The Board of Directors has fixed the close of business on October 11, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

    THE PROPOSED BUSINESS CANNOT BE CONDUCTED AT THE MEETING UNLESS THE HOLDERS OF A MAJORITY OF THE SHARES OF THE FUND OUTSTANDING ON THE RECORD DATE ARE PRESENT IN PERSON OR BY PROXY. THEREFORE, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS. YOU MAY REVOKE IT AT ANY TIME BEFORE ITS USE. IF YOU SIGN IT YOU WILL STILL BE ABLE TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                                    By Order of the Board of Directors,


                                            HOWARD L. KITZMILLER
                                                 SECRETARY



                                    IMPORTANT
      YOU CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY VOTING YOUR SHARES BY MAIL, TELEPHONE OR THE INTERNET. IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. TO VOTE BY TELEPHONE OR THE INTERNET, PLEASE FOLLOW THE INSTRUCTIONS THAT APPEAR ON THE BOTTOM OF THE ENCLOSED PROXY CARD.

                         THE GROWTH FUND OF WASHINGTON

                 1101 VERMONT AVENUE, NW, WASHINGTON, DC 20005

                            ------------------------

                                PROXY STATEMENT
                            MEETING OF SHAREHOLDERS
                                DECEMBER 5, 2001

                            ------------------------

    The enclosed Proxy is solicited by the Board of Directors of The Growth Fund of Washington (the "Fund") in connection with the meeting of shareholders (the "Meeting") to be held at the Annapolis Marriott Waterfront, 80 Compromise Street, Annapolis, Maryland, on Wednesday, December 5, 2001 at 3:00 p.m., local time.


    If you complete and sign the enclosed proxy card, your shares will be voted exactly as you instruct. If you simply sign the proxy card, without otherwise completing it, your shares will be voted for the below nominated directors and in favor of all proposals. You can revoke a proxy card before its exercise either by filing with the Fund a written notification of revocation, by delivering a duly executed proxy card bearing a later date or by attending the Meeting and voting in person. Shareholders who return proxies marked as abstaining from voting on one or more of the proposals are treated as being present at the meeting for purposes of obtaining the quorum necessary to hold the meeting, but are not counted as part of the vote necessary to approve the proposal(s). When a broker or nominee holding Fund shares for a customer in Street or Nominee Name returns a properly executed proxy accompanied with instructions to withhold authority to vote because the broker has not received instructions and is not authorized to vote without instruction, those shares will be treated as abstentions which means that the proxies will be counted for purposes of obtaining a quorum, but not as part of the vote necessary to approve the proposals. This Proxy Statement and proxy card were first mailed to shareholders on or about October 18, 2001.



    The Fund is a fully managed, diversified, open-end investment company that issues one class of shares. At the close of business on October 11, 2001, the record date fixed by the Board of Directors for the determination of shareholders entitled to notice of and to vote at the Meeting, there were outstanding 2,012,972 shares of common stock, the only class of voting securities of the Fund authorized. Each share is entitled to one vote. There is no provision for cumulative voting.



    As of the record date, the only record owner of 5% or more of the Fund's shares was The Johnston-Lemon Group, Incorporated and its affiliates which owned 194,153 shares, or 9.6% of the Fund's outstanding shares.



    The vote required to approve the modification of the Fund's investment objective (Proposal 1), the new investment advisory agreement (Proposal 2) and the modification of all of the Fund's fundamental investment restrictions (Proposal 5) is the affirmative vote of the lesser of (a) 67% or more of all Shares present in person or by proxy, provided the holders of more than 50% of all outstanding shares are present or represented by proxy, or (b) more than 50% of all outstanding shares on the record date. The vote required to approve an amendment to the Fund's Articles of Incorporation to rename the Fund (Proposal
3), an amendment to the Fund's Articles of Incorporation to permit implementation of a multiple share class structure (Proposal 4) and an amendment to the Fund's Articles of Incorporation to modify the Fund's Articles amendment procedure (Proposal 7) is the affirmative vote of more than 50% of all outstanding shares on the record date. With respect to the election of directors (Proposal 6), the 9 nominees receiving the highest number of votes will be elected, provided a quorum is present.


    If sufficient votes are not received by the Meeting date to approve any proposal or to establish a quorum, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law, to permit further solicitation of proxies. The persons named as proxies may vote all proxies in favor of such adjournment.

    The results of all matters voted upon at the Meeting will be reported in the next printed report to shareholders.

OVERVIEW OF PROPOSALS 1, 2, 3 AND 4


    Proposals 1, 2, 3 and 4, each of which is separately described below, are interrelated. The Board of Directors of the Fund has considered the merits of each of these proposals and recommends that the shareholders vote for each of them. At the same time, the Board has considered the proposals as a group and believes that the proposals taken together represent a program to enhance the Fund's potential to achieve, over time, higher levels of performance and wider distribution of its shares.



    The first of these proposals is to change the Fund's investment objective so that it will no longer be a "regional fund" that focuses on Washington, D.C. area companies but rather a fund having a national investment scope. The second proposal is to approve a new investment advisory agreement with J.P. Morgan Investment Management Inc. ("JPMorgan" or "Adviser"). The third proposal is to amend the Fund's Articles of Incorporation to rename the Fund JPMorgan Value Opportunities Fund, Inc. The fourth proposal is to amend the Fund's Articles of Incorporation to allow the Fund to offer additional classes of shares to meet the needs of a wider range of investors.



    The Fund has historically been managed as a "regional fund" in that it focuses its investments primarily on companies that are headquartered in, or have a major place of business in, Washington, D.C., Maryland or Virginia. The Fund's investment adviser is Washington Investment Advisers, Inc., an affiliate of its business manager, Washington Management Corporation. The Fund has been distributed as a part of the JPMorgan Funds family since the recent merger of the JPMorgan and Chase Manhattan Banks. Prior to that time, the Fund was offered through Chase Manhattan's Chase Vista Funds.


    The Board of Directors has reviewed the Fund's 16-year history and believes that it is becoming more difficult to effectively manage a regional fund. Although the Fund has had years in which its performance has been quite strong, exceeding that of the S&P 500 Index, the Board of Directors believes this level of performance will become more difficult to achieve. A number of factors underlie this belief.

    First, the Fund has sought out stocks with one or more of the following characteristics: those that are undervalued with respect to their earnings or cash flow growth rates, possess financial strength relative to their peers, operate in a market niche, have demonstrated superior performance over several business cycles and/or have a seasoned management team. It is becoming more difficult to build a diversified portfolio of locally based companies that meet these characteristics in part because recent merger activity has transformed many locally based companies into broader based companies headquartered out of the region and doing business in many other parts of the country.


    For example, approximately one half of the Fund's present holdings represent original fund investments in local companies that have since been acquired or merged with non-regional companies. Additional investments in them would not meet the Fund's test for regional investing. A dramatic example of an important industry that has all but lost its local, publicly traded presence is banking. Since 1994, the number of Washington area publicly traded banks and thrifts has decreased by over two-thirds.



    Second, rules adopted by the Securities and Exchange Commission ("SEC") govern to what extent and when a regional mutual fund must invest in its region, and the SEC is making those rules more strict. The effect will be to reduce the Fund's flexibility to select stocks for the portfolio. Currently, regional funds like The Growth Fund of Washington must invest at least 65% of its assets in local companies. In the year 2002, the Fund will be required to invest 80% of its assets in such companies.


    Third, the Board has reviewed the performance of a regional stock index, the Bloomberg Washington Area Stock Index, and the performance of national indices, the Dow Jones Industrial Average, the S&P 500 Stock Index and the Russell 1000 Index. The regional index has under-performed these broader, national indices over the most recent five-year period.

    Finally, and importantly, the Fund has not been able to continually attract new investors. Without new sales of Fund shares to offset normal redemptions, a Fund cannot make new investments except by selling its current holdings. The change in investment focus and the offering of additional share classes, designed for a wider range of investors, should benefit the Fund.

    These considerations have led the Directors to believe that it would be in the best interests of shareholders to expand the scope of the Fund's potential investments and to seek ways to attract new investors. The Directors believe that the four proposals outlined below are consistent with these goals and offer the potential to achieve higher levels of performance and wider distribution of its shares.



    Proposals 1 and 2 below are contingent upon shareholder approval of each of them. If shareholders do not approve Proposal 1, Proposal 2 can not be approved, and if shareholders do not approve Proposal 2, Proposal 1 can not be approved. Proposal 3 can not be approved unless Proposals 1 and 2 are approved. If these proposals are approved, they will take effect at the close of business on December 31, 2001 or as soon thereafter as practicable, at which time the Fund will be renamed the JPMorgan Value Opportunities Fund.


PROPOSAL 1:  MODIFICATION OF THE FUND'S INVESTMENT OBJECTIVE


    At meetings of the Fund's Governance Committee (composed entirely of independent directors) on September 17, 2001 and on October 5, 2001, and of the Fund's Board of Directors on October 5, 2001, the Fund's independent directors and the full Board of Directors considered the proposal to modify the Fund's investment objective. Currently, the Fund's objective is to seek long-term growth of capital by investing primarily in securities of companies headquartered in, or having a major place of business in, Washington, D.C., Maryland or Virginia. The Fund's proposed investment objective is to seek long-term capital appreciation.



    If the Fund's proposed investment objective is approved by shareholders, the Fund would no longer be required to have a regional or local focus but would broaden its investment scope to invest primarily in U.S. companies without any limitation based on their geographic location. The Fund's principal investments would be common stocks of medium and large capitalization companies.



    The Fund's proposed investment adviser, J.P. Morgan Investment Management Inc. (See Proposal #2 below), would select the Fund's investments using a value oriented management style. The Adviser's investment approach is predicated upon fundamental company research performed by a team of experienced research analysts. The Adviser uses a proprietary valuation system which translates long-term earnings, cash flows and growth prospects developed by research analysts into a valuation-based ranking of stocks within industry sectors. The Adviser then selects stocks for purchase based upon these rankings, attempting to avoid the most overvalued stocks in each sector while focusing on those stocks that appear to be undervalued. Similarly, stocks previously selected for purchase may be sold when the Adviser's valuation-based ranking indicates that they are among the more overvalued in each sector.


    The Fund's new investment objective and related investment policies and strategies are not expected to increase the risks of investing in the Fund. By no longer concentrating its investments in companies in a single region, the Fund is expected to be able to more broadly diversify its holdings and avoid the risks associated with a regional focus.


    If the proposals are approved, The Johnston-Lemon Group, Incorporated, the parent company of the Fund's business manager, will purchase shares of the Fund in the amount of $5 million to assist the Adviser in the transition of the Fund's portfolio to a national focus. The Johnston-Lemon Group is not obligated to maintain this investment for any fixed period of time.



    In the Adviser's effort to maximize total return for the Fund within its new objective and investment guidelines, the Adviser expects that its "value" investment management style will result in a higher annual portfolio turnover rate than the Fund had historically experienced (averaging 11% over the past five years). The estimated new portfolio turnover rate is between 60% and 80%. The Adviser also anticipates that modification in the Fund's current holdings will occur, over time, as the Fund's portfolio manager more closely conforms the Fund's holdings to its value management style, including consideration of companies without regard to a particular geographic location. The Adviser intends to carry out any such modification gradually, re-orienting the Fund's holdings over the course of several calendar years. This process can be expected to result in a substantial change and broader diversification in the Fund's holdings. Since many of the Fund's current holdings have appreciated quite substantially in value since their purchase, it is anticipated that modification of the Fund's holdings will result in the realization of capital gains and their distribution to shareholders at least annually over the course of such modification period. The Fund's annual taxable capital gains distribution has, over the past five years, ranged from $0.67 to $1.18 per share and future amounts of such distributions are anticipated to increase. Late in each calendar year, the Fund discloses its anticipated estimate of capital gain distributions for the year in advance of the actual distribution which is made in late December.


    As noted above, the Directors believe that adopting the proposed investment objective is in the best interests of shareholders. The Directors believe that it is becoming more difficult to manage effectively a regional fund and that the Fund's potential for stronger performance will be enhanced by broadening the Fund's investment objective. The Fund will have a wider array of stocks to select from, making possible a broader diversification of portfolio holdings with potentially lower volatility.

    As noted above, if Proposal 2 (Approval of a new Investment Advisory Agreement) is not approved, Proposal 1 will not be implemented.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

PROPOSAL 2:  IF PROPOSAL 1 IS APPROVED, APPROVAL OF A NEW INVESTMENT ADVISORY
  AGREEMENT


    The Board of Directors, including its independent directors, has approved and recommends that shareholders of the Fund approve the proposed investment advisory agreement with J.P. Morgan Investment Management Inc. The proposed investment advisory agreement appears as Exhibit A beginning on page 17.



    BOARD OF DIRECTORS REVIEW. When reviewing the proposed investment advisory agreement with JPMorgan, the Board of Directors met with representatives of JPMorgan, including investment personnel. The Board reviewed written materials relating to JPMorgan's services, personnel, management style, performance and other matters. In deciding to approve the proposed investment advisory agreement with JPMorgan, the Board of Directors based its decision on numerous factors, including but not limited to (1) the strength and depth of JPMorgan's investment advisory staff of research analysts and portfolio managers; (2) the national focus of its advisory organization; (3) its assets under management; (4) the performance of its U.S. equity mutual funds; (5) its current efforts to build a more substantial mutual fund organization, now one of the largest mutual fund complexes in the United States, with $110 billion under management; (6) the fact that approval of the proposed agreement should strengthen the Fund's relationship with the JPMorgan Funds; (7) the performance of institutional accounts managed using the investment management strategies contemplated for the Fund; (8) the Fund's advisory fee rate and advisory fees paid by other funds; and (9) the Fund's existing relationships with affiliates of JPMorgan, i.e., its current custodian, Chase Manhattan Bank. The Board believes that each of these considerations listed above supports its conclusion that JPMorgan should be the Fund's investment adviser. The Board of Directors unanimously recommends that you approve the proposed investment advisory agreement.


    DESCRIPTION OF JP MORGAN. JP Morgan, a registered investment adviser, is an indirect wholly owned subsidiary of J.P. Morgan Chase & Co., formed as a result of the recent merger of J.P. Morgan & Co. Incorporated and The Chase Manhattan Corporation. JPMorgan's principal executive offices are located at 522 Fifth Avenue, New York, New York 10036. As of March 31, 2001, JPMorgan and certain of its affiliates provided investment management services with respect to assets of approximately $607.7 billion.

    PROPOSED ADVISORY AGREEMENT. Under the proposed Advisory Agreement, JPMorgan is responsible for making decisions with respect to, and placing orders for, all purchases and sales of the portfolio securities of the Fund. JPMorgan's responsibilities under the Advisory Agreement include supervising the Fund's investments and maintaining a continuous investment program, placing purchase and sale orders and paying its own expenses involved in managing the Fund's investments.

    The proposed Advisory Agreement provides that the Fund will pay JPMorgan a monthly advisory fee based upon the net assets of the Fund. The annual rate of this advisory fee is 0.50%. JPMorgan may waive fees from time to time.

    The Fund is responsible for its own operating expenses including, but not limited to, taxes; interest; fees payable to the Securities and Exchange Commission; state securities qualification fees; association membership dues; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory and administrative fees; charges of the custodian and transfer agent; insurance premiums; auditing and legal expenses; costs of shareholders' reports and shareholder meetings; any extraordinary expenses; and brokerage fees and commissions, if any, in connection with the purchase or sale of portfolio securities.


    The Fund is currently advised by Washington Investment Advisers, Inc. ("WIA"), an affiliate of the Fund's business manager, Washington Management Corporation ("WMC"). The Fund pays WIA fees at an annual rate of 0.375% of the first $100,000,000 of average daily net assets and 0.35% of the average daily net assets over $100,000,000. The Fund pays WMC 0.375% of the first $40,000,000 of average daily net assets, 0.30% of average daily net assets on the next $60,000,000 and 0.25% of average daily net assets of the Fund in excess of $100,000,000.



    While the proposed advisory fee to JP Morgan Investment is higher than the fee paid to WIA, WMC has agreed, if the proposed Advisory Agreement with JPMorgan is approved, to enter into a new business management agreement with the Fund in which its fee would be reduced to 0.175% of average daily net assets, effectively reducing the Fund's combined advisory and business manager fees at current asset levels. For example, during the last fiscal year, the aggregate fee amount was $448,580 and the aggregate fee at the proposed fee rate would have been $418,579; therefore the aggregate fee would have been 6.7% less at the proposed rate. At asset levels over $140 million, the proposed aggregate fee rate will be somewhat higher than would be the case under the current fee schedules.



    The following table shows the fee rates under the present and proposed combined Investment Adviser and Business Manager Fee schedules:



               PRESENT ANNUAL FEE                  PROPOSED ANNUAL FEE
-------------------------------------------------  --------------------
0.750% on first $40 million of net assets          0.675% on net assets
0.675% on next $60 million of net assets
0.600% on net assets in excess of $100 million



    The terms of the proposed Investment Advisory Agreement with JPMorgan do not otherwise materially differ from the current Advisory Agreement with WIA. The services provided by WMC under the new business management agreement remain the same, the only change being the reduced fee.


    The proposed Advisory Agreement provides that JPMorgan will not be liable for any error of judgment or mistake of law or for any act or omission or loss suffered by the Fund in connection with the performance of the Advisory Agreement except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or from willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Advisory Agreement.


    The proposed Advisory Agreement will continue in effect from year to year with respect to the Fund, only so long as such continuation is approved at least annually by (i) the Board of Directors or the majority vote of the outstanding voting securities of the Fund, and (ii) a majority of those Directors who are neither parties to the Advisory Agreement nor "interested persons," as defined within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act") of any such party, acting in person at a meeting called for the purpose of voting on such approval. The proposed Advisory Agreement will terminate automatically in the event of its "assignment," as defined in the 1940 Act. In addition, the proposed Advisory Agreement is terminable at any time without penalty by the Board or by vote of the majority of the Fund's outstanding voting securities upon 60 days' written notice to JPMorgan, and by JPMorgan on 90 days written notice to the Fund.


    PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS. JPMorgan, as the investment adviser to the Fund, will have responsibilities with respect to the Fund's portfolio transactions and brokerage arrangements pursuant to the Fund's policies, subject to the overall authority of the Board of Directors.

    Under the proposed Advisory Agreement, JPMorgan, subject to the general supervision of the Board, is responsible for the placement of orders for the purchase and sale of portfolio securities for the Fund with brokers and dealers selected by JPMorgan. These brokers and dealers may include brokers or dealers affiliated with JPMorgan to the extent permitted by the 1940 Act and policies and procedures adopted by the Fund. JPMorgan shall use its best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Fund. In assessing the best overall terms available for any transaction, JPMorgan shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to JPMorgan, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In no event shall JPMorgan be under any duty to obtain the lowest commission or the best net price for the Fund on any particular transaction, nor shall JPMorgan be under any duty to execute any order in a fashion either preferential to such Fund relative to other accounts managed by JPMorgan or otherwise materially adverse to such other accounts.

    In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to JPMorgan, the Fund and/or the other accounts over which JPMorgan exercises investment discretion. JPMorgan is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if JPMorgan determines in good faith that the total commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of JPMorgan with respect to accounts over which it exercises investment discretion. JPMorgan shall report to the Board regarding overall commissions paid by the Fund and their reasonableness in relation to the benefits to such Fund.


    In executing portfolio transactions for the Fund, JPMorgan may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of other funds or its other clients if, in JPMorgan's reasonable judgment, such aggregation
(i) will result in an overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses, and trading requirements, and (ii) is not inconsistent with the policies set forth in the Fund's registration statement, as the case may be, and the Fund's Prospectus and Statement of Additional Information. In such event, JPMorgan will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in an equitable manner, consistent with its fiduciary obligation to the Fund and such other clients.


    It is possible that certain of the brokerage and research services received will primarily benefit one or more other investment companies or other accounts for which JPMorgan exercises investment discretion. Conversely, the Fund may be the primary beneficiary of the brokerage or research services received as a result of portfolio transactions effected for such other accounts or investment companies.

    OTHER SERVICES. Chase Manhattan Bank ("Chase"), which is affiliated with JPMorgan, provides daily fund accounting and custodian services. During the year 2000 Chase received $35,730 from the Fund as compensation for these services. The services provided by Chase include day-to-day maintenance of certain books and records, calculation of the offering price of the shares and preparation of reports. In its role as custodian, Chase is responsible for the daily safekeeping of securities and cash held by the Fund. The principal business address of Chase is 270 Park Avenue, New York, NY 10017.


    J.P. Morgan Funds Distributor, Inc. (the "Distributor") serves as the Fund's distributor and is a wholly owned, indirect subsidiary of BISYS Fund
Services, Inc., and currently serves as the distributor for other Funds in the JPMorgan family of mutual funds. The Distributor is not affiliated with JPMorgan.


    ADDITIONAL INFORMATION ABOUT JPMORGAN. Following are two tables which set out certain additional information about the officers and directors of JPMorgan and about the other Funds for which JPMorgan serves as adviser or sub-adviser.

                       OFFICERS AND DIRECTORS OF JPMORGAN

          NAME                       OFFICE WITH JPMORGAN                   OTHER BUSINESS CONNECTIONS
-------------------------  ----------------------------------------  ----------------------------------------
Keith M. Schappert         President, Chairman, Director and         Morgan Guaranty Trust Company, Managing
                            Managing Director                         Director
Kenneth W. Anderson        Director and Managing Director            Morgan Guaranty Trust Company, Managing
                                                                      Director
Ronald R. Dewhurst         Director and Managing Director            Morgan Guaranty Trust Company, Managing
                                                                      Director
Gerard W. Lillis           Director and Managing Director            Morgan Guaranty Trust Company, Managing
                                                                      Director
Hendrik Van Riel           Director and Managing Director            Morgan Guaranty Trust Company, Managing
                                                                      Director
Isabel H. Sloane           Director and Managing Director            Morgan Guaranty Trust Company, Managing
                                                                      Director
Veronique Weill            Director and Managing Director            Morgan Guaranty Trust Company, Managing
                                                                      Director
Paul L. Scibetta           Secretary and Vice President              Morgan Guaranty Trust Company, Vice
                                                                      President
Jeffrey M. Trongone        Treasurer and Vice President              Morgan Guaranty Trust Company, Vice
                                                                      President
Edward Cain                Assistant Secretary and Vice President    Morgan Guaranty Trust Company, Vice
                                                                      President
Anne Pfeiffer              Assistant Secretary and Vice President    Morgan Guaranty Trust Company, Vice
                                                                      President
Jack Roditi                Assistant Secretary and Vice President    Morgan Guaranty Trust Company, Vice
                                                                      President

                        EQUITY FUNDS ADVISED BY JPMORGAN


                                                  ADVISORY* OR
                                                  SUB-ADVISORY
              ACCOUNT                                 FEE                   ASSETS AS OF 06/30/01
------------------------------------    --------------------------------    ---------------------
ADVANTUS SERIES FUND, INC.
 Macro-Cap Value Portfolio              0.45%                                $        28,911,135

ALLMERICA INVESTMENT TRUST
 Select Growth and Income Fund          0.30% on the first $500 million      $       711,300,118
                                        0.25% on the next $500 million
                                        0.20% on the balance

ENDEAVOR SERIES TRUST ENHANCED INDEX
 PORTFOLIO                              0.35%                                $       143,757,299

FRANK RUSSELL INVESTMENT COMPANY
 Equity Q Fund                          0.35% on the first $50 million       $       377,155,218
                                        0.30% on the next $100 million
                                        0.25% on the balance

 Quantitative Equity Fund               Same as above                        $       374,217,149

 Tax Managed Large Cap Equity Fund      Same as above                        $        11,497,402

JNL SERIES TRUST
 JNL/J.P. Morgan Enhanced S&P 500
 Index Series                           0.35% on the first $25 million       $        26,172,644
                                        0.30% on the balance

J.P. MORGAN INVESTMENT MANAGEMENT
 J.P. Morgan Disciplined Equity Fund    0.35%*                               $     1,324,243,161

J.P. MORGAN INVESTMENT MANAGEMENT
 J.P. Morgan U.S. Equity Fund           0.40%*                               $       444,608,865

J.P. MORGAN INVESTMENT MANAGEMENT
 J.P. Morgan U.S. Small Company Fund    0.60%*                               $       664,340,345

J.P. MORGAN INVESTMENT MANAGEMENT
 J.P. Morgan U.S. Small Company
 Opportunities Fund                     0.60%*                               $       336,023,000

MASS MUTUAL INSTITUTIONAL FUNDS
 Small Cap Growth Equity Fund           0.60% on the first $200 million      $        28,636,273
                                        0.55% on the next $300 million
                                        0.50% on the balance

MML SERIES FUND
 Small Cap Growth Equity Fund           same as above                        $       115,090,002

MET INVESTORS SERIES TRUST
 J.P. Morgan Enhanced Index
 Portfolio                              0.40%                                $       222,278,530

 J.P. Morgan Select Equity Portfolio    0.50% on the first $50 million       $       211,737,652
                                        0.40% on the balance

 J.P. Morgan Small Cap Stock
 Portfolio                              0.60%                                $        87,060,266

 Mason Street -- Growth and Income
 Stock Fund                             0.45% on the first $100 million      $        59,632,145
                                        0.40% on the next $100 million
                                        0.35% on the next $200 million
                                        0.30% on the balance

 Northwestern Mutual
  Series Fund -- Growth and Income
  Stock Portfolio                       same as above                        $       570,788,772

NORTH AMERICAN FUNDS
 J.P. Morgan Small Cap Growth Fund      0.60%                                $        30,527,589

                                                  ADVISORY* OR
                                                  SUB-ADVISORY
              ACCOUNT                                 FEE                   ASSETS AS OF 06/30/01
------------------------------------    --------------------------------    ---------------------
PACIFIC SELECT FUND
 Equity Income Portfolio                0.45% on the first $100 million      $     1,441,951,336
                                        0.40% on the next $100 million
                                        0.35% on the next $200 million
                                        0.30% on the next $350 million
                                        0.20% on the balance

TARGET PORTFOLIO TRUST
 Large Cap Value Portfolio              0.30%                                $       132,272,386

 Large Cap Value Fund                   same as above                        $        22,264,629

SUNAMERICA STRATEGIC INVESTMENT
 TRUST
 Tax Managed Equity Fund                0.45% on the first $200 million      $       134,990,143
                                        0.40% on the next $200 million
                                        0.35% on the balance

SUNAMERICA STYLE SELECT SERIES
 Value Portfolio                        0.45% on the first $100 million      $        45,454,002
                                        0.40% on the balance


----------------------------------------
* The advisory fee amounts highlighted with an asterisk indicate investment advisory fees. The remaining fees set out in this chart are sub-advisory fees. The funds pay an additional fee to the supervisory adviser.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

PROPOSAL 3:  IF PROPOSALS 1 AND 2 ARE APPROVED, APPROVAL OF AN AMENDMENT TO THE
             FUND'S ARTICLES OF INCORPORATION TO RENAME THE FUND AS THE JPMORGAN VALUE OPPORTUNITIES FUND, INC.


    The Fund's Articles of Incorporation currently provide that shareholders must approve all amendments to the Articles. Since the name of the Fund is set forth in one of the Articles within the Articles of Incorporation, the Board of Directors recommends that shareholders approve an amendment to the Fund's Articles of Incorporation renaming the Fund as the JPMorgan Value Opportunities Fund, Inc. The name will not be changed, however, if shareholders do not approve proposals 1 and 2. The proposed Amendment to the Fund's Articles of Incorporation appears as Exhibit B at page 20.


THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

PROPOSAL 4:  APPROVAL OF AN AMENDMENT TO THE FUND'S ARTICLES OF INCORPORATION TO
             PERMIT IMPLEMENTATION OF A MULTIPLE SHARE CLASS STURCTURE


    At its meeting on October 5, 2001, the Board of Directors approved, subject to shareholder approval, an amendment to the Fund's Articles of Incorporation to permit implementation of a multiple share class structure. The Board of Directors recommends that shareholders approve the amendment. The Proposed Amendment to the Articles of Incorporation appears as Exhibit C beginning on page 20.



    BACKGROUND. It has in recent years become increasingly common for mutual funds to offer two or more "classes" of shares of a fund. Historically many mutual funds were offered only with a front-end sales charge as in the case of The Growth Fund of Washington. During the 1990s, however, funds began to offer other pricing arrangements. For example, funds have designated traditional shares sold with a front-end sales charge to be Class A shares and then offered new share classes designated as Class B or Class C. Class B shares typically are offered without a front-end sales charge but this share class uses a Rule 12b-1 fee of 1.00% of average daily net assets which is paid by the fund. In addition, this share class typically charges a "contingent deferred sales charge" or "CDSC" which is paid when a shareholder redeems his or her shares. The amount of the CDSC may be as much as 6% if the redemption occurs in the first year after purchase but gradually scales down to 0.0% over time. "B" shares typically convert to "A" shares after 8 years. Other pricing alternatives can be developed as well.


    REASONS FOR A MULTIPLE CLASS SHARE STRUCTURE. A multiple class structure permits an investor to invest in a single fund, selecting a pricing structure that will be most beneficial to that individual based upon factors such as the amount of the investment and expected holding period.

    The differing, and in some cases higher, level of fees applicable to one class do not affect the net asset value of all other classes. In addition, establishment of a multiple class structure will not alter the rights and privileges of the Fund's current shareholders.

    Multiple class structures have helped mutual funds attract additional assets and may assist the Fund in its efforts to attract new investors. In addition, the Board of Directors believes that the use of multiple share classes is important to enable the Fund to better compete with other funds in attracting and retaining new investors.



    The Fund's Articles of Incorporation currently provide for only one class of shares of capital stock, and do not specifically authorize the Board of Directors to create additional classes of shares for the Fund or additional mutual funds. The Board of Directors believes that the Fund's best interests would be served if the Articles of Incorporation were amended to enable the Board to create new "series" of shares (i.e. new funds) and classes of shares within a fund. Each share of a fund, regardless of class, would share pro rata (based on net asset value) in the investment portfolio and income of the fund and in the fund's expenses, except for differences in expenses resulting from different class-specific distribution arrangements and possibly other class-specific expenses. Although the proposed Articles would permit the Board to create additional funds (representing interests in separate investment portfolios), there is no current intention to do so.


    Shares of all classes would vote together on all matters affecting the Fund, except for matters, such as approval of a plan of distribution or related service plan, affecting only a particular class thereof. All shares voting on a matter would have identical voting rights. All issued shares would be fully paid and non-assessable, and shareholders would have no pre-emptive or other right to subscribe for any additional shares. All shares within a fund would have the same rights and be subject to the same limitations set forth in the Articles of Incorporation with respect to dividends, redemptions and liquidation, except for differences resulting from class-specific distribution plans and related service plans and certain other class-specific expenses.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.


PROPOSAL 5:  APPROVAL OF THE MODIFICATION OF ALL OF THE FUND'S FUNDAMENTAL
             INVESTMENT RESTRICTIONS



    The Board of Directors has approved and recommends that shareholders of the Fund approve restated fundamental investment restrictions for the Fund. The Fund is subject to investment restrictions which establish percentage and other limits that govern the Fund's investment activities. Under the 1940 Act, investment restrictions relating to certain activities are required to be "fundamental", which means that any changes require shareholder approval. The Fund is permitted to deem other investment restrictions fundamental, and they may also adopt "non-fundamental" restrictions, which can be changed by the Board of Directors without shareholder approval. Of course, any change in the Fund's investment restrictions, whether fundamental or not, would be approved by the Board and reflected in the Fund's prospectus or statement of additional information.



    Fundamental investment restrictions tend to be very similar for funds since they are based on legal or regulatory requirements, but are often times expressed in different ways. In an effort to match the Fund's fundamental investment restrictions with the restrictions of other funds in the JPMorgan Fund group, the Board recommends the changes below. The Board has reviewed each of the changes and determined that the modifications represent no significant change in how the Fund would be managed. The text of each current and proposed fundamental investment restriction is set forth under sub-proposal 5A through 5H. Background explanations are given for sub-proposals 5A, 5D and 5E. The other sub-proposals are essentially unchanged. Each must be voted on separately.



    SUB-PROPOSAL 5A (BORROWING)



    Background: The 1940 Act does not require Fund borrowings be made solely for temporary or emergency purposes as set forth in the current restriction. It is possible that the existing restriction could prevent the Fund from borrowing when it would in shareholders best interest to do so. Currently the 1940 Act permits investment companies like the Fund to borrow money so long as there is 300% asset coverage of the borrowings. This means borrowing cannot exceed one-third of total assets after subtracting liabilities other than borrowings. If the Fund intends to borrow to any material extent, this and the risks of doing so will be disclosed in the Fund's prospectus or statement of additional information.

    CURRENT RESTRICTION (1): The Fund may not borrow money, except for temporary or emergency purposes and not for investment purposes and then only from banks in an amount not exceeding at the time of borrowing the lesser of 10% of the Fund's total assets taken at cost or 5% of the market value of the Fund's total assets;

    PROPOSED RESTRICTION (1): The Fund may not borrow money, except to the extent permitted by applicable law.


    SUB-PROPOSAL 5B (UNDERWRITING)


    CURRENT RESTRICTION (2): The Fund may not underwrite any securities issued by other persons, except to the extent that the purchase of portfolio securities and the later disposition thereof may be deemed to be underwriting.

    PROPOSED RESTRICTION (2): The Fund may not underwrite securities of other issuers, except to the extent that the Fund, in disposing of Fund securities, may be deemed an underwriter within the meaning of the 1933 Act.


    SUB-PROPOSAL 5C (REAL ESTATE)


    CURRENT RESTRICTION (3): The Fund may not purchase or sell real estate, but this shall not prevent the Fund from investing in securities secured by real estate or interests therein.

    PROPOSED RESTRICTION (3): The Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may
    (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or instruments issued by issuers that invest in real estate.


    SUB-PROPOSAL 5D (COMMODITIES)



    Background: The proposed restriction is designed to clarify some types of financial instruments permitted under the 1940 Act and applicable law that are not subject to the restriction. If the Fund intends to invest in any of the instruments, this will be disclosed in the Fund's prospectus or statement of additional information.


    CURRENT RESTRICTION (4): The Fund may not purchase or sell commodities, commodities contracts or oil, gas or other mineral exploration or development programs (although it may invest in companies which own or invest in such interests).

    PROPOSED RESTRICTION (4): The Fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodity contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.


    SUB-PROPOSAL 5E (LENDING)



    Background: It is proposed that the policy concerning lending money be changed so that the Fund may make loans only to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. It is unlikely the Fund would lend money, except to the extent the purchase of debt securities can be considered a loan.


    CURRENT RESTRICTION (5): The Fund may not make loans to other persons, except to the extent that the purchase of debt obligations in accordance with the Fund's investment objectives is considered the making of loans, and except that the Fund may (i) lend its portfolio securities and (ii) enter into repurchase agreements.

    PROPOSED RESTRICTION (5): The Fund may make loans to other persons, in accordance with the Fund's investment objective and policies to the extent permitted by applicable law.

    SUB-PROPOSAL 5F (CONCENTRATION)


    CURRENT RESTRICTION (6): The Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation in respect to investments in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

    PROPOSED RESTRICTION (6): The Fund may not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the Securities and Exchange Commission.


    SUB-PROPOSAL 5G (SENIOR SECURITIES)


    CURRENT RESTRICTION (7): The Fund may not issue senior securities except as appropriate to evidence indebtedness which it is permitted to incur.

    PROPOSED RESTRICTION (7): The Fund may not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder.


    SUB-PROPOSAL 5H (DIVERSIFICATION)


    CURRENT RESTRICTION (8) AND (9): (8) The Fund may not with respect to 75% of its assets, invest more than 5% of its total assets (taken at market value) in the securities of any one issuer; (9) The Fund may not with respect to 75% of its assets, purchase more than 10% of the voting securities of any one issuer (except for investments in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities). In order to comply with current state rules this restriction shall be applicable to 100% of the Fund's assets, but may be lowered to no less than 75% without shareholder approval if state rules are changed.


    PROPOSED RESTRICTION (8): -- combining Current Restrictions (8) and (9): The Fund may not make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act of 1940.



THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" SUB-PROPOSALS 5A THROUGH
  5H.


    PROPOSAL 6:  ELECTION OF DIRECTORS

    Nine directors are to be elected at the Meeting, each to hold office until their resignation or removal and until a successor is elected and qualified. Because we do not expect meetings of shareholders to be held each year, the directors' terms will be indefinite in length. Directors who resign or retire may be replaced by the Fund's Board of Directors, so long as after making the appointment two-thirds of the directors have been elected by shareholders.

    Cyrus A. Ansary, James H. Lemon, Jr., T. Eugene Smith and Margita E. White were elected by shareholders at the last meeting of shareholders held on April 26, 1993. Harry J. Lister and Leonard P. Steuart, II were elected by the Board of Directors on May 25, 1994. Daniel J. Callahan III, James C. Miller III and Jeffrey L. Steele were nominated to serve as directors by the Board of Directors on October 5, 2001.

    Each of the nominees has agreed to serve as a director if elected. If, due to presently unforeseen circumstances, any nominee should not be available for election, the persons named as proxies will vote the signed but unmarked Proxies and those marked for the nominated directors for such other nominee as the present directors may recommend (if any). The tables below set forth certain information regarding the nominees.


    Each of the nominees who is classified as an "interested person" is considered an "interested person" of the Fund within the meaning of the 1940 Act, on the basis of his affiliation with Washington Management Corporation (the "Business Manager"), a wholly owned subsidiary of The Johnston-Lemon Group, Incorporated.

                         DIRECTOR / NOMINEE INFORMATION


          NAME             YEAR FIRST
   POSITION WITH FUND      ELECTED A                  PRINCIPAL                             OTHER DIRECTORSHIPS
           AGE              DIRECTOR                OCCUPATION(1)                           HELD BY DIRECTOR(2)
-------------------------  ----------  ----------------------------------------  ------------------------------------------
                                                INDEPENDENT DIRECTORS
Cyrus A. Ansary              1985      President, Investment                     The American Funds Tax-Exempt Series I
 Director                               Services International, LLC(3)           Washington Mutual Investors Fund
 67
Daniel J. Callahan III      Nominee    Vice Chairman and Treasurer, The Morris   Washington Mutual Investors Fund
 Nominee                                and Gwendolyn Cafritz Foundation         WGL Holdings, Inc.
 69
James C. Miller III         Nominee    Counselor, Citizens for a Sound Economy   Atlantic Coast Airlines, Inc.
 Nominee                                                                         The American Funds Tax-Exempt Series I
 59                                                                              Washington Mutual Investors Fund
T. Eugene Smith              1985      President, T. Eugene Smith, Inc.(4)       The American Funds Tax-Exempt Series I
 Director                                                                        Washington Mutual Investors Fund
 71
Leonard P. Steuart, II(5)    1994      Vice President, Steuart Investment        Washington Mutual Investors Fund
 Director                               Company(6)
 66
Margita E. White             1991      Retired President, Association for        Leitch Technology Corp.
 Director                               Maximum                                  The American Funds Tax-Exempt Series I
 64                                     Service Television                       Washington Mutual Investors Fund

                                                 INTERESTED DIRECTORS
James H. Lemon, Jr.          1985      Chairman & Chief Executive Officer,       The American Funds Tax-Exempt Series I
 Chairman                               The Johnston-Lemon Group,                Washington Mutual Investors Fund
 65                                     Incorporated(7)
Harry J. Lister              1985      Director & President, Washington          The American Funds Tax-Exempt Series I
 Vice Chairman                          Management Corporation                   Washington Mutual Investors Fund
 65
Jeffrey L. Steele           Nominee    Director & Executive Vice President,      --
 President &                            Washington Management Corporation;
 Nominee                                Former Partner,
 56                                     Dechert Price and Rhoads



    THE ADDRESS FOR ALL DIRECTORS/NOMINEES IS THE OFFICE OF THE FUND, 1101 VERMONT AVENUE, SUITE 600, WASHINGTON, DC 20005.

----------------------------------
(1) Reflects current principal occupation and principal employment during the past five years. Corporate positions may have changed during the period.

(2) This includes all directorships that are held by each director as a director of a public company or registered investment company (other than for the Fund). No Director serves as a director for any other fund in the JPMorgan family of mutual funds.

(3) The principal business of Investment Services International, LLC is a holding company for various operating entities.

(4) The principal business of T. Eugene Smith, Inc. is real estate investment and operation.

(5) Mr. Steuart and members of his immediate family own approximately 50% of the beneficial interest in a closely held corporation, Steuart Investment
    Company ("Steuart Company") which is involved in real-estate development and other business endeavors. Steuart Company is an indirect owner of approximately 26% of the membership interest of Smart Building Investors, LLC ("Smart Building"), a Delaware limited liability company. Approximately 73% of Smart Building is owned by a commingled pension trust for which Morgan Guaranty Trust Company ("Morgan Guaranty") serves as trustee. Morgan Guaranty is an affiliate of the Fund's proposed investment adviser.

(6) The principal business of Steuart Investment Company is real estate investment and operation.

(7) The principal business of The Johnston-Lemon Group, Incorporated is a financial services holding company.

                        COMPENSATION AND FUND OWNERSHIP


                                          AGGREGATE
                                   COMPENSATION(1) FROM THE     AGGREGATE DOLLAR RANGE(3)
                                  FUND(2) DURING FISCAL YEAR     OF SHARES OWNED IN THE
                                      ENDED DECEMBER 31,         FUND AS OF OCTOBER 11,
             NAME                            2000                         2001
------------------------------    --------------------------    -------------------------
                                  INDEPENDENT DIRECTORS
Cyrus A. Ansary                             $2,000                   $10,001-$50,000
Daniel J. Callahan III                        None                         $0
James C. Miller III                           None                     $1-$10,000
T. Eugene Smith                             $2,000                 More than $100,000
Leonard P. Steuart, II                      $2,000                   $10,001-$50,000
Margita E. White                            $1,800                   $10,001-$50,000

                                  INTERESTED DIRECTORS
James H. Lemon, Jr.                           None(4)              More than $100,000
Harry J. Lister                               None(4)              More than $100,000
Jeffery L. Steele                             None(4)               $50,001-$100,000


----------------------------------
(1) The Fund currently pays each "independent" director an attendance fee of $400.00 for each Board of Directors meeting attended and $200.00 for each committee meeting attended.

(2) No Director serves on any other fund boards in the JPMorgan family of funds. None has any pension or retirement benefit from the Fund.


(3) Ownership disclosure is made using the following ranges: $0, $1-$10,000; $10,001-$50,000; $50,001-$100,000 and over $100,000.


(4) James H. Lemon, Jr., Harry J. Lister and Jeffrey L. Steele are affiliated with the Fund's Business Manager, and, accordingly, receive no remuneration from the Fund.

    The Fund has an Audit Committee composed of T. Eugene Smith (Chair) and all other directors who are not considered "interested persons" of the Fund within the meaning of the 1940 Act ("independent directors"). The function of the Committee is the oversight of the Corporation's accounting and financial reporting policies. The Committee acts as a liaison between the Fund's independent auditors and the full Board of Directors.

    The Fund has a Governance Committee composed of Leonard P. Steuart, II (Chair) and all other independent directors. The Committee's functions include reviewing all contracts and agreements with the Fund, as required by the 1940 Act and the rules thereunder. The Committee reports its recommendations to the full Board of Directors. In addition, the Committee periodically reviews such issues as the Board's composition, responsibilities, committees and compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. The Committee also evaluates, selects and nominates candidates for independent directors to the full Board of Directors. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Governance Committee of the Fund, c/o the Fund's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee.

    The Fund has a Proxy Committee composed of Margita E. White (Chair), Harry
J. Lister and T. Eugene Smith. The Committee's functions include establishing and reviewing procedures and policies for voting of proxies of companies held in the Fund's portfolio, making determinations with regard to certain contested proxy voting issues and discussing related current issues.

    There were four Board of Directors meetings, one Audit Committee meeting and one Governance Committee meeting during the fiscal year ended December 31, 2000. All incumbent directors attended more than 80% of all Board meetings and meetings of the Committees of which they were members.

                              OTHER FUND OFFICERS


           NAME                                                            OFFICER
 (POSITION WITH FUND)(1)                                                 CONTINUOUSLY
           AGE                        PRINCIPAL OCCUPATION(2)               SINCE
--------------------------  -------------------------------------------  ------------
Stephen Hartwell            Chairman, Washington Management Corporation     1985
 (Executive Vice
 President)
 86

Howard L. Kitzmiller        Director, Senior Vice President, Secretary      1985
 (Senior Vice President     and Assistant Treasurer, Washington
 and Secretary)             Management Corporation
 71

Prabha S. Carpenter         Vice President, Washington Investment           1993
 (Senior Vice President)    Advisers
 47

Ralph S. Richard            Director, Vice President and Treasurer,         1998
 (Vice President)           Washington Management Corporation
 82

Lois A. Erhard              Vice President, Washington Management           1987
 (Vice President)           Corporation
 49

Michael W. Stockton         Vice President, Assistant Secretary and         1993
 (Vice President,           Assistant Treasurer, Washington Management
 Treasurer                  Corporation
 and Assistant Secretary)
 34

J. Lanier Frank             Assistant Vice President, Washington            1995
 (Assistant Vice            Management Corporation
 President)
 40

Ashley L. Shaw(3)           Assistant Secretary, Washington Management      2000
 (Assistant Secretary and   Corporation; Attorney/Law Clerk
 Assistant Treasurer)
 32


    THE ADDRESS FOR ALL OFFICERS IS THE OFFICE OF THE FUND, 1101 VERMONT AVENUE, SUITE 600, WASHINGTON, DC 20005.


    No officer, director or employee of the Fund's Business Manager or Investment Adviser or their affiliates received any remuneration from the Fund. All Directors and Officers as a group owned beneficially or of record 81,343 shares outstanding on October 11, 2001 (4%).

----------------------------------
(1) Officers hold office until their respective successors are elected, or until they resign or are removed.

(2) Reflects current principal occupation and principal employment during the past five years. Corporate positions may have changed during the period.

(3)   Ashley L. Shaw is the daughter of James H. Lemon, Jr.

PROPOSAL 7:  APPROVAL OF AN AMENDMENT TO THE FUND'S ARTICLES OF INCORPORATION TO
             MODIFY THE FUND'S ARTICLES AMENDMENT PROCEDURE.



    Currently, the Fund's Articles of Incorporation require that any amendment to the Fund's Articles be approved by the Fund's shareholders. Maryland law now permits mutual funds to make various amendments to their articles of incorporation without shareholder approval. The Board of Directors recommends that a new amendment procedure be implemented whereby the Fund would be authorized, in accordance with Maryland law, to make certain amendments to its Articles without shareholder approval. It is important to note that, under this new amendment procedure, the Fund would not be permitted to make any amendment that changes the terms or contract rights of its outstanding stock unless such amendment has been approved by shareholders. For example, under the proposed modification, the Board could not amend the Articles to change your voting or dividend rights. Approval of this proposal will save the Fund the expense of holding shareholder meetings to approve amendments that the Board of Directors is authorized to make without shareholder approval under Maryland law. The proposed Amendment to the Fund's Articles of Incorporation appears as Exhibit D on page 22.


THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

               INFORMATION REGARDING INDEPENDENT FUND ACCOUNTANTS

    The Fund's independent accountant is Johnson Lambert & Co. Its address is 7500 Old Georgetown Road, Bethesda, MD 20815.

    On March 8, 2001 the Board of Directors appointed Johnson Lambert to serve as independent public accountants for the fiscal year ended December 31, 2001.

    The aggregate fees billed by Johnson Lambert to the Fund for the fiscal year ended December 31, 2000 are set forth below:

    AUDIT FEES: The aggregate fees billed to the Fund by Johnson Lambert for professional services rendered for the audit of the Fund's annual financial statements for the fiscal year ended December 31, 2000 was $19,297.

    FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION: Johnson Lambert did not provide any professional services, relating to financial information systems design and implementation to the Fund or any entity affiliated with the Fund during the period.

    ALL OTHER FEES: The aggregate fees billed by Johnson Lambert for all other professional services rendered to the Fund during the period were $1,250. These fees relate to preparation of state and federal tax returns and review of certain regulatory filings.

    No other entities related to the Fund received any other services from Johnson Lambert & Co.

                                 OTHER MATTERS

    Neither the persons named in the Proxy nor the Board of Directors is aware of any matters that will be presented for action at the meeting other than the matters described above. If any other matters properly requiring a vote of shareholders arise, the proxies will confer upon the person or persons entitled to vote the shares they represent a discretionary authority to vote the shares in respect of any such matters in accordance with their best judgment in the interests of the Fund and its shareholders.

                             SHAREHOLDER PROPOSALS

    Any shareholder proposals for inclusion in proxy solicitation material for a subsequent shareholders meeting should be submitted to the Secretary of the Fund, at the Fund's principal executive offices, 1101 Vermont Avenue, NW,
Suite 600, Washington, DC 20005. Any such proposals must comply with the requirements of rule 14a-8 under the Securities Exchange Act of 1934.

    Under the laws of Maryland, where the Fund is incorporated, and the Fund's Articles of Incorporation and By-Laws, the Fund is not required to hold regular meetings of shareholders. Under the 1940 Act, a vote of shareholders is required from time to time for particular matters but not necessarily on an annual basis. As a result, the Fund does not expect to hold shareholders' meetings on a regular basis and any shareholder proposal received may not be considered until such a meeting is held.

                              GENERAL INFORMATION

    Washington Management Corporation is the Business Manager to the Fund and is located at 1101 Vermont Avenue, NW, Suite 600, Washington, DC 20005.


    Washington Investment Advisers, Inc. is the Investment Adviser to the Fund and is located at 1101 Vermont Avenue, NW, Suite 600, Washington, DC 20005.



    J.P. Morgan Funds Distributor, Inc. is the Distributor to the Fund and is located at 1211 Avenue of the Americas, New York, NY 10036.



    The enclosed Proxy is solicited by and on behalf of the Board of Directors of the Fund. The Fund will pay the cost of soliciting proxies, consisting of printing, handling and mailing of the proxies and related materials. In addition to the solicitation by mail, certain officers and directors of the Fund, who will receive no extra compensation for their services, may solicit by telephone, telegram or personally. WE URGE ALL SHAREHOLDERS TO VOTE THEIR SHARES BY MAIL, TELEPHONE OR THE INTERNET. IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. TO VOTE YOUR PROXY BY TELEPHONE OR THE INTERNET PLEASE FOLLOW THE INSTRUCTIONS THAT APPEAR ON THE BOTTOM OF THE ENCLOSED PROXY CARD.



    YOU MAY OBTAIN A COPY OF THE FUND'S MOST RECENT ANNUAL REPORT, WITHOUT CHARGE, BY WRITING TO THE SECRETARY OF THE FUND AT 1101 VERMONT AVENUE, NW, SUITE 600, WASHINGTON, DC 20005, OR BY TELEPHONING 800/972-9274 OR 202/842-5665.
THESE REQUESTS WILL BE HONORED WITHIN THREE BUSINESS DAYS OF RECEIPT.


                                 By Order of the Board of Directors,

                                        HOWARD L. KITZMILLER
                                              SECRETARY

October 18, 2001

                                                                       EXHIBIT A


                    JPMORGAN VALUE OPPORTUNITIES FUND, INC.

                         INVESTMENT ADVISORY AGREEMENT

    Agreement, made this 31st day of December, 2001, between the JPMorgan Value Opportunities Fund, Inc. (the "Fund"), a corporation organized under the laws of the State of Maryland, and J.P. Morgan Investment Management Inc., a Delaware corporation (the "Advisor").

    WHEREAS, the Fund is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

    WHEREAS, the Fund desires to retain the Advisor to render investment advisory services to the Fund as agreed to from time to time between the Fund and the Advisor, and the Advisor is willing to render such services;

    NOW, THEREFORE, this Agreement

                              W I T N E S S E T H:

that in consideration of the premises and mutual promises hereinafter set forth, the parties hereto agree as follows:

    1. The Fund hereby appoints the Advisor to act as investment adviser to the Fund for the period and on the terms set forth in this Agreement. The Advisor accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

    2. Subject to the general supervision of the Directors of the Fund, the Advisor shall manage the investment operations of the Fund and the composition of the Fund's holdings of securities and investments, including cash, the purchase, retention and disposition thereof and agreements relating thereto, in accordance with the Fund's investment objectives and policies as stated in the Fund's registration statement on Form N-1A, as such may be amended from time to time (the "Registration Statement"), under the 1940 Act, in accordance with such policies and instructions as the Directors of the Fund may from time to time establish and subject to the following understandings:

        (a) the Advisor shall furnish a continuous investment program for the Fund and determine from time to time what investments or securities will be purchased, retained, sold or lent by the Fund, and what portion of the assets will be invested or held uninvested as cash;

        (b) the Advisor shall use the same skill and care in the management of the Fund's investments as it uses in the administration of other accounts for which it has investment responsibility as agent;

        (c) the Advisor, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Fund's Articles of Incorporation(such Articles of Incorporation, as presently in effect and as amended from time to time, is herein called the "Articles of Incorporation"), the Fund's By-Laws (such By-Laws, as presently in effect and as amended from time to time, are herein called the "By-Laws") and the Registration Statement and with the instructions and directions of the Directors of the Fund and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations;

        (d) the Advisor shall determine the securities to be purchased, sold or lent by the Fund and as agent for the Fund will effect portfolio transactions pursuant to its determinations either directly with the issuer or with any broker and/or dealer in such securities; in placing orders with brokers and/or dealers the Advisor intends to seek best price and execution for purchases and sales; the Advisor shall also determine whether the Fund shall enter into repurchase or reverse repurchase agreements;

           On occasions when the Advisor deems the purchase or sale of a security to be in the best interest of the Fund as well as other customers of the Advisor, the Advisor may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased in order to obtain best execution, including lower brokerage commissions, if applicable. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund;

        (e) the Advisor shall maintain books and records with respect to the Fund's securities transactions and shall render to the Fund's Directors such periodic and special reports as the Directors may reasonably request; and

        (f) the investment management services of the Advisor to the Fund under this Agreement are not to be deemed exclusive, and the Advisor shall be free to render similar services to others.

    3. The Fund has delivered copies of each of the following documents to the Advisor and will promptly notify and deliver to it all future amendments and supplements, if any:

        (a) Articles of Incorporation;

        (b) The By-Laws;

        (c) Certified resolutions of the Directors of the Fund authorizing the appointment of the Advisor and approving the form of this Agreement;

        (d) The Fund's Notification of Registration on Form N-8A and Registration Statement as filed with the Securities and Exchange Commission (the "Commission").

    4. The Advisor shall keep the Fund's books and records required to be maintained by it pursuant to paragraph 2(e). The Advisor agrees that all records which it maintains for the Fund are the property of the Fund and it will promptly surrender any of such records to the Fund upon the Fund's request. The Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act any such records as are required to be maintained by the Advisor with respect to the Fund by Rule 31a-1 of the Commission under the 1940 Act.

    5. During the term of this Agreement the Advisor will pay all expenses incurred by it in connection with its activities under this Agreement, other than the cost of securities and investments purchased for the Fund (including taxes and brokerage commissions, if any).

    6. For the services provided and the expenses borne pursuant to this Agreement, the Fund will pay to the Advisor as full compensation therefor a fee at an annual rate set forth on Schedule A attached hereto. Such fee will be computed daily and payable as agreed by the Fund and the Advisor, but no more frequently than monthly.

    7. The Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in
Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

    8. This Agreement shall continue in effect with respect to the Fund for a period of one year from December 31, 2001, and thereafter for only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by vote of a majority of all the Directors of the Fund or by vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice to the Advisor, or by the Advisor at any time, without the payment of any penalty, on 90 days' written notice to the Fund. This Agreement will automatically and immediately terminate in the event of its "assignment" (as defined in the 1940 Act).

    9. The Advisor shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Directors of the Fund from time to time, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

    10. This Agreement may be amended, with respect to the Fund, by mutual consent, but, to the extent required by the 1940 Act, the consent of the Fund must be approved (a) by vote of a majority of those Directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and
(b) by vote of a majority of the outstanding voting securities of the Fund.

    11. Notices of any kind to be given to the Advisor by the Fund shall be in writing and shall be duly given if mailed or delivered to the Advisor at 522 Fifth Avenue, New York, New York 10036, Attention: Funds Management, or at such other address or to such individual as shall be specified by the Advisor to the Fund. Notices of any kind to be given to the Fund by the Advisor shall be in writing and shall be duly given if mailed or delivered to the Fund c/o Washington Management Corporation, 1101 Vermont Avenue N.W., Suite 600, Washington, D.C. 20005 or at such other address or to such individual as shall be specified by the Fund to the Advisor.

    12. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

    13. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

    IN WITNESS WHEREOF, the parties hereto have caused this instrument to be
executed by their officers designated below as of the   day of          , 2001.

                                JPMORGAN VALUE OPPORTUNITIES FUND, INC.

                                By:
                                     ----------------------------------------
                                     Name:
                                     Title:

                                J.P. MORGAN INVESTMENT MANAGEMENT INC.

                                By:
                                     ----------------------------------------
                                     Name:
                                     Title:

                                                                      SCHEDULE A

                    JPMORGAN VALUE OPPORTUNITIES FUND, INC.

                            INVESTMENT ADVISORY FEES

    0.50% of average daily net assets, as determined pursuant to the applicable provisions of the Fund's then current Registration Statement.

                                                                       EXHIBIT B

                         THE GROWTH FUND OF WASHINGTON

                             PROPOSED AMENDMENT TO
                      THE FUND'S ARTICLES OF INCORPORATION
                           TO RENAME THE FUND AS THE
                    JP MORGAN VALUE OPPORTUNITIES FUND, INC.

    The following text shows the provisions of the Articles of Incorporation that are to be amended; the text that is lined through shows deletions and the text that is underlined indicates additions.

    Article II is amended to read as follows:

                                   ARTICLE II

                                      NAME

    The name of the Corporation is:

    <#>THE GROWTH FUND OF WASHINGTON, INC.</#> <*>JPMORGAN VALUE OPPORTUNITIES
FUND, INC.</*>

                                                                       EXHIBIT C

                         THE GROWTH FUND OF WASHINGTON

                             PROPOSED AMENDMENT TO
                      THE FUND'S ARTICLES OF INCORPORATION
          TO PERMIT IMPLEMENTATION OF A MULTIPLE SHARE CLASS STURCTURE

    The following text shows the provisions of the Articles of Incorporation that are to be amended; the text that is lined through shows deletions and the text that is underlined indicates additions.

    Article V is amended to read as follows:

                                   ARTICLE V

                                 CAPITAL STOCK

    (1) The total number of shares of capital stock that the Corporation shall be authorized to issue is Twenty-five Million (25,000,000) shares, of par value of One Cent ($0.01) per share, <#>all of one class designated as Common Stock</#>and of the aggregate par value of <*>two hundred fifty thousand dollars
</*>($250,000). <*>The Board of Directors of the Corporation is hereby empowered to increase or decrease, from time to time, the total number of shares of capital stock or the number of shares of capital stock of any class or series that the Corporation shall have authority to issue without any action by the shareholders.</*>

    (2) The Corporation may issue shares of stock in fractional denominations to the same extent as its whole shares, and shares in fractional denominations shall be shares of stock having proportionately, to the respective fractions represented thereby, all the rights of whole shares including without limitation the right to vote, the right to receive dividends or distributions and the right to participate upon liquidation of the Corporation, but excluding the right to receive a certificate representing the fractional shares.

    (3) No holder of stock of the Corporation shall, as such holder, have any preemptive or other right to purchase or subscribe for any shares of the capital stock of the Corporation or any other security of the Corporation that it may issue or sell (whether out of the number of shares authorized by these Articles of Incorporation or out of any shares of the capital stock of the Corporation acquired by it after the issuance thereof, or otherwise) other than such right, if any, as the Board of Directors, in its discretion, may determine.

    (4) All persons who shall acquire stock in the Corporation shall acquire the same subject to the provisions of these Articles of Incorporation and the By-Laws of the Corporation.

------------------------
<#> Denotes beginning of deleted text.
</#> Denotes end of deleted text.
<*> Denotes beginning of replacement text.
</*> Denotes end of replacement text.

    <*>(5)</*> <*>As used in these Articles of Incorporation, a "series" of shares represent interests in the same assets, liabilities, income, earnings and profits of the Corporation; each "class" of shares of a series represents interests in the same underlying assets, liabilities, income, earnings and profits, but may differ from other classes of such series with respect to fees and expenses or such other matters as shall be established by the Board of Directors. Initially, the shares of capital stock of the Corporation shall be all of one class and series designated as "common stock." The Board of Directors shall have authority to classify and reclassify any authorized but unissued shares of capital stock from time to time by setting or changing in any one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of the capital stock. Subject to the provisions of Section (6) of this Article V and applicable law, the power of the Board of Directors to classify or reclassify any of the shares of capital stock shall include, without limitation, authority to classify or reclassify any such stock into one or more series of capital stock and to divide and classify shares of any series into one or more classes of such series, by determining, fixing or altering one or more of the following:</*>

        <*>a.</*>  <*>The distinctive designation of such class or series and the number of shares to constitute such class or series; provided that, unless otherwise prohibited by the terms of such class or series, the number of shares of any class or series may be decreased by the Board of Directors in connection with any classification or reclassification of unissued shares and the number of shares of such class or series may be increased by the Board of Directors in connection with any such classification or reclassification, and any shares of any class or series which have been redeemed, purchased or otherwise acquired by the Corporation shall remain part of the authorized capital stock and be subject to classification and reclassification as provided herein.</*>

        <*>b.</*>  <*>Whether or not and, if so, the rates, amounts and times at which, and the conditions under which, dividends shall be payable on shares of such class or series;</*>

        <*>c.</*>  <*>Whether or not shares of such class or series shall have voting rights in addition to any general voting rights provided by law and the Articles of the Corporation and, if so, the terms of such additional voting rights;</*>

        <*>d.</*>  <*>The rights of the holders of shares of such class or series upon the liquidation, dissolution or winding up of the affairs of, or upon any distribution of the assets of, the Corporation.</*>

    <*>(6)</*> <*>Shares of capital stock of the Corporation shall have the following preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption:</*>

        <*>a.</*>  <*>Assets Belonging to a Series. All consideration received by the Corporation for the issue or sale of stock of any series of capital stock, together with all assets in which such consideration is invested and reinvested, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to the series of shares of capital stock with respect to which such assets, payments or funds were received by the Corporation for all purposes, subject only to the rights of creditors, and shall be so handled upon the books of account of the Corporation. Such consideration, assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form, are herein referred to as "assets belonging to" such series. Any assets, income, earnings, profits, and proceeds thereof, funds or payments which are not readily attributable to any particular series shall be allocable among any one or more of the series in such manner and on such basis as the Board of Directors, in its sole discretion, shall deem fair and equitable.</*>

        <*>b.</*>  <*>Liabilities Belonging to a Series. The assets belonging to any series of capital stock shall be charged with the liabilities in respect of such series and shall also be charged with such series' share of the general liabilities of the Corporation determined as hereinafter provided. The determination of the Board of Directors shall be conclusive as to the amount of such liabilities, including the amount of accrued expenses and reserves; as to any allocation of the same to a given series; and as to whether the same are allocable to one or more series. The liabilities so allocated to a series are herein referred to as "liabilities belonging to" such series. Any liabilities which are not readily attributable to any particular series shall be allocable among any one or more of the series in such manner and on such basis as the Board of Directors, in its sole discretion, shall deem fair and equitable.</*>

        <*>c.</*>  <*>Dividends and Distributions. Shares of each series of capital stock shall be entitled to such dividends and distributions, in stock or in cash or both, as may be declared from time to time by the Board of Directors, acting in its sole discretion, with respect to such series, provided, however, that dividends and distributions on shares of a series of capital stock shall be paid only out of the lawfully available "assets belonging to" such series as such phrase is defined in Section (6)(a) of this Article V.</*>

        <*>d.</*>  <*>Liquidating Dividends and Distributions. In the event of the liquidation or dissolution of the Corporation, shareholders of each series of capital stock shall be entitled to receive, as a series, out of the assets of the Corporation available for distribution to shareholders, but other than general assets not belonging to any particular series of capital stock, the assets belonging to such series; and the assets so distributable to the shareholders of any series of capital stock shall be distributed among such shareholders in proportion to the number of shares of such series held by them and recorded on the books of the Corporation. In the event that there are any general assets not belonging to any particular series of capital stock and available for distribution, such distribution shall be made to the holders of stock of all series of capital stock in proportion to the asset value of the respective series of capital stock determined as hereinafter provided.</*>

        <*>e.</*>  <*>Voting. Each shareholder of each series of capital stock shall be entitled to one vote for each share of capital stock, irrespective of the class, then standing in his name on the books of the Corporation, and on any matter submitted to a vote of shareholders, all shares of capital stock then issued and outstanding and entitled to vote shall be voted in the aggregate and not by series except that: (i) when expressly required by law, shares of capital stock shall be voted by individual class or series and
    (ii) only shares of capital stock of the respective series or class or classes affected by a matter shall be entitled to vote on such matter.</*>

                                                                       EXHIBIT D

                         THE GROWTH FUND OF WASHINGTON


                             PROPOSED AMENDMENT TO
                      THE FUND'S ARTICLES OF INCORPORATION
               TO MODIFY THE FUND'S ARTICLES AMENDMENT PROCEDURE


    The following text shows the provisions of the Articles of Incorporation that are to be amended; the text that is lined through shows deletions and the text that is underlined indicates additions.

    Article IX is amended to read as follows:

                                   ARTICLE IX

                                   AMENDMENT

    The Corporation reserves the right from time to time to make any amendment of its Articles of Incorporation, now or hereafter authorized by law, including any amendment that alters the contract rights, as expressly set forth in these Articles of Incorporation, of any outstanding stock <*>by classification, reclassification or otherwise but no such amendment which changes such terms or contract rights of any of its outstanding stock shall be valid unless such amendment shall have been authorized by not less than a majority of the votes, as defined in the Act, entitled to be cast thereon, by a vote at a meeting or in writing with or without a meeting.</*> <#>Any amendment to these Articles of Incorporation shall be approved by the stockholders of the Corporation by the affirmative vote of a majority of all the votes entitled to be cast thereon.</#>

                         THE GROWTH FUND OF WASHINGTON

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
          FOR THE MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 5, 2001

The undersigned hereby appoints Howard L. Kitzmiller, Michael W. Stockton and Ashley L. Shaw, and each of them, his/her true and lawful agents and proxies with full power of substitution to represent the undersigned at the Meeting of Shareholders to be held at the Annapolis Marriott Waterfront, 80 Compromise Street, Annapolis, Maryland, on Wednesday, December 5, 2001 at 3:00 p.m., local time, on all matters coming before the meeting and at any adjournment of the meeting. Please execute, sign and return this proxy. When properly executed, it will be voted exactly as you instruct. If you sign and return this proxy, without otherwise completing it, your shares will be voted FOR the proposals.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name appears on the proxy. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?                          DO YOU HAVE ANY COMMENTS?



DETACH CARD                                                    DETACH CARD

Vote by Telephone
It's fast, convenient, and immediate!
Call Toll-Free on a Touch-Tone Phone
Follow these four easy steps:

1.Read the accompanying Proxy Statement/Prospectus and Proxy Card.

2. Call the toll-free number
   1-877-779-8683
   There is NO CHARGE for this call.

3. Enter your Control Number located on your Proxy Card.

4. Follow the recorded instructions.

Your vote is important!
Call 1-877-779-8683 anytime!



Vote by Internet
It's fast, convenient, and your vote is immediately confirmed and posted.
Follow these four easy steps:

1  Read the accompanying Proxy Statement/Prospectus and Proxy Card.

2. Go to the Website http://www.eproxyvote.com/grwax

3. Enter your Control Number located on your Proxy Card.

4. Follow the instructions provided.


Your vote is important!
Go to http://www.eproxyvote.com/grwax anytime!


Do not return your Proxy Card if you are voting by Telephone or Internet


PLEASE MARK VOTES
AS IN THIS EXAMPLE /X/
                                For Against Abstain        For Against Abstain
THE GROWTH FUND OF WASHINGTON 1.                        5C.
                              2.                        5D.
                              3.                        5E.
                              4.                        5F.
                              5A.                       5G.
CONTROL NUMBER:
RECORD DATE SHARES:           5B.                       5H.
                              6. Election of Directors. 7.
                              For All           For All
                              Nominees Withhold Except
                             / /       / /        / /
                             (01) Cyrus A. Ansary, (02) Daniel J. Callahan III,
                             (03) Harry J. Lister, (04) James H. Lemon, Jr.
                             (05) James C. Miller III, (06) T. Eugene Smith
                             (07) Leonard P. Steuart, II,
                             (08) Jeffrey L. Steele, and (09) Margita E. White.
                             NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

Please be sure to sign and date this Proxy.     Date

Shareholder sign here Co-owner sign here


DETACH CARD                                                       DETACH CARD


                            DESCRIPTION OF PROPOSALS

1. Approval of new Fund Investment objective.

2. Approval of new Investment Advisory Agreement with J.P. Morgan Investment Management Inc.

3. Approval of amendment to the Fund's Articles of Incorporation to rename the Fund as the JPMorgan Value Opportunities Fund, Inc.

4. Approval of amendment to the Fund's Articles of Incorporation to permit implementation of a multiple share class structure.

5A. To adopt a new fundamental investment restriction concerning authority to borrow money.

5B. To adopt a new fundamental investment restriction concerning underwriting.

5C. To adopt a new fundamental investment restriction concerning investments in real estate.

5D. To adopt a new fundamental investment restriction concerning investments in commodities.

5E. To adopt a new fundamental investment restriction concerning lending by the Fund.

5F. To adopt a new fundamental investment restriction concerning concentration of the Fund's investments in the same industry.

5G. To adopt a new fundamental investment restriction concerning issuing senior securities.

5H. To adopt a new fundamental investment restriction concerning diversified investments.

6. Election of Directors.

7. Approval of amendment to the Fund's Articles of Incorporation to modify the Fund's Article amendment procedure.